UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 23, 2009
RESOURCES CONNECTION, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-32113	33-0832424
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

17101 Armstrong Avenue, Irvine, California		92614
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (714) 430-6400
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On November 20, 2009, Resources Connection, Inc. (the “Company”) completed its acquisition of certain assets of Sitrick And Company, a California corporation (“Sitrick Co”), and Brincko Associates, Inc, a California corporation (“Brincko”) through the purchase of all of the outstanding membership interests in Sitrick Brincko Group, LLC (“Sitrick Brincko Group”), a Delaware limited liability company, pursuant to a Membership Interest Purchase Agreement (the “MIPA”) by and among the Company, Sitrick Co, Michael S. Sitrick, an individual, Brincko and John P. Brincko, an individual. Sitrick Brincko Group is now a wholly-owned subsidiary of the Company. In addition, on the same date, the Company completed its acquisition of the personal goodwill of Mr. Sitrick pursuant to a Goodwill Purchase Agreement (the “GPA” and, together with the MIPA, the “Purchase Agreements”) by and between the Company and Mr. Sitrick.
At the closing, the Company paid to Sitrick Co, Brincko and Mr. Sitrick (collectively, the “Sellers”) an aggregate of $28,564,287 in cash and 822,060 restricted shares of common stock of the Company, par value $0.01 per share, for the Sitrick Brincko Group membership interests and the goodwill. In addition, the Sellers will be entitled to receive an earn-out provided that Sitrick Brincko Group’s average annual earnings over a period of four years from the date of closing before interest, taxes, depreciation and amortization, or EBITDA, exceeds $11,250,816. In certain change-of-control events involving the Company or Sitrick Brincko Group, the Sellers will be entitled to accelerate the earn-out payments, without a floor on EBITDA. The Company may, in its sole discretion, pay up to 50% of any earn-out payments in restricted stock of the Company.
The foregoing description of the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Purchase Agreements, which are filed as Exhibits 2.1 and 2.2 hereto and incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
Pursuant to the Purchase Agreements described above in Item 2.01, which disclosure is incorporated herein by reference, the Company issued 822,060 restricted shares of its common stock to the Sellers.  These securities were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933.  Based upon the small number of persons receiving the restricted stock, their financial position and sophistication and the absence of any general solicitation, the transaction was determined not to involve any public offering.
Item 7.01 Regulation FD Disclosure.
The full text of the Company’s press release announcing the completion of the acquisitions contemplated by the Purchase Agreements is furnished as Exhibit 99.1 to this report and is incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
The financial statements required under this Item 9.01 will be filed by the Company pursuant to an amendment to this Form 8-K not later than 71 days after the date that this report on Form 8-K is required to be filed.
     (b) Unaudited Pro Forma Financial Information.
The pro forma financial information required under this Item 9.01 will be filed by the Company pursuant to an amendment to this Form 8-K not later than 71 days after the date that this report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit
Number	Description

2.1	Membership Interest Purchase Agreement, dated as of October 29, 2009, by and among Resources Connection, Inc., Sitrick And Company, Michael S. Sitrick, Brincko Associates, Inc., and John P. Brincko (incorporated by reference to Exhibit 2.1 of Resources Connection, Inc.’s Current Report on Form 8-K, filed on October 29, 2009).

2.2	Goodwill Purchase Agreement, dated as of October 29, 2009, by and between Resources Connection, Inc. and Michael S. Sitrick (incorporated by reference to Exhibit 2.2 of Resources Connection, Inc.’s Current Report on Form 8-K, filed on October 29, 2009).

99.1	Press release of the Company dated November 23, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC.
(Registrant)

Date: November 24, 2009	By:	/s/ Nathan W. Franke Nathan W. Franke
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
2.1	Membership Interest Purchase Agreement, dated as of October 29, 2009, by and among Resources Connection, Inc., Sitrick And Company, Michael S. Sitrick, Brincko Associates, Inc., and John P. Brincko (incorporated by reference to Exhibit 2.1 of Resources Connection, Inc.’s Current Report on Form 8-K, filed on October 29, 2009).

2.2	Goodwill Purchase Agreement, dated as of October 29, 2009, by and between Resources Connection, Inc. and Michael S. Sitrick (incorporated by reference to Exhibit 2.2 of Resources Connection, Inc.’s Current Report on Form 8-K, filed on October 29, 2009).

99.1	Press release of the Company dated November 23, 2009.